                                                                    Exhibit 10.2

                                                                    June 3, 1999



Morgan Stanley & Co. Incorporated
As Representative of the Underwriters
1585 Broadway
New York, New York 10036


Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004

         Re: Underwriting Agreement dated May 26, 1999 (the "Underwriting Agreement") between Advanta Mortgage Conduit Services, Inc. ("Conduit Services") and Morgan Stanley & Co. Incorporated as representative of the Underwriters (the "Representative") and the Insurance and Indemnity Agreement dated as of June 3, 1999 (the "Insurance Agreement") among Ambac Assurance Corporation (the "Certificate Insurer"), Conduit Services, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee
                  --------------------------------------------------------------


Ladies and Gentlemen:

                  Pursuant to the Underwriting Agreement and the Insurance Agreement (together, the "Designated Agreements"), Conduit Services has undertaken certain financial obligations with respect to the indemnification of the Underwriters and the Certificate Insurer with respect to the Registration Statement, the Prospectus and the Prospectus Supplement described in the Designated Agreements. Any financial obligations of Conduit Services under the Designated Agreements, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations"; provided, however, the "Joint and Several Obligations" shall mean only the financial obligations of Conduit Services under the Designated Agreements (including the payment of money damages for a breach of any of Conduit Services's obligations under the Designated Agreement, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

                  As a condition of their respective executions of the Underwriting Agreement and of the Insurance Agreement, the Underwriters and the Certificate Insurer have required the undersigned, Advanta Mortgage Holding Company ("AMHC"), the parent corporation of Conduit Services, to acknowledge its joint-and-several liability with Conduit Services for the payment of the Joint and Several Obligations under the Designated Agreements.

Now, therefore, the Underwriters, the Certificate Insurer and AMHC do hereby agree that:

               (i) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with Conduit Services to the Underwriters for the payment of the Joint and Several Obligations under the Underwriting Agreement.

              (ii) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with Conduit Services to the Certificate Insurer for the payment of the Joint and Several Obligations under the Insurance Agreement.

             (iii) AMHC may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriters and to the Certificate Insurer by Conduit Services or another affiliate of AMHC.


                  Capitalized terms used herein and not defined herein shall have their respective meanings set forth in the Agreement.

                                      Very truly yours,

                                      ADVANTA MORTGAGE HOLDING COMPANY


                                      By:   /s/ Michael Coco
                                            ------------------------------
                                            Name:  Michael Coco
                                            Title: Vice President

MORGAN STANLEY & CO. INCORPORATED
[as Representative of the Underwriters]

By:   /s/ Valerie H. Kay
      -------------------------------
      Name:  Valerie H. Kay
      Title: Vice President


AMBAC ASSURANCE CORPORATION


By:   /s/ Thomas Adams
      -------------------------------
      Name:  Thomas J. Adams
      Title: Vice President









                       [AMHC Guaranty to the Underwriter]


                                      3